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                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT


                                     between


                              Pharmos Corporation.

                                       and

                           Dominion Capital Fund, Ltd.





                                December 10, 1998








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

                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT

     PRIVATE EQUITY LINE OF CREDIT AGREEMENT dated as of December 10, 1998 (the "Agreement"), Dominion Capital Fund, Ltd., (hereinafter referred to as the "Investor"), and PHARMOS CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase (a) Warrants to purchase up to an aggregate of 1,100,000 Warrant Shares, and (b) pursuant to the equity line of credit established herein whereby the Company has the option of exercising (i) its "Initial Put" rights upon the Investor for the purchase and sale of up to $3,000,000 of the Common Stock, and (ii) its "Secondary Put" rights upon the Investor for the purchase and sale of up to $7,000,000 of the Common Stock (as is set forth below); and

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               Certain Definitions

     Section 1.1 "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

     Section 1.2 "Business Day" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

     Section 1.3 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.4 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into, exchangeable for, or have any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any security convertible into, or exchangeable for Capital Shares.

     Section 1.5 "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

     Section 1.6 "Closing Date" shall mean with respect to a Closing for the Put Shares the date of receipt by the Escrow Agent of the Put Shares pursuant to the provisions set forth below; provided all conditions to such Closing have been satisfied on or before such time.

     Section 1.7 "Commitment Amount" shall mean the $10,000,000 up to which the Investor has agreed to provide to the Company in order to purchase the Warrants and Put Shares pursuant to the terms and conditions of this Agreement.

     Section 1.8 "Commitment Period" shall mean, with respect to (i) the Initial Put Shares the period commencing on the Subscription Date, and expiring on the earliest to occur of (x) the date on which the Investor has purchased all of the Initial Put Shares pursuant to this Agreement for an aggregate Purchase Price of $3,000,000, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring 180 calendar days after the Subscription Date, and
(ii) the Secondary Put Shares, the period commencing on the earliest to occur of
(a) 60 calendar days after the date on which the Investor has purchased all of the Initial Put Shares pursuant to this Agreement for an aggregate Purchase Price of $3,000,000, or (b) the date occurring 240 calendar days after the Subscription Date, and expiring on the earliest to occur of (x) the date on which the Investor has purchased all of the Secondary Put Shares pursuant to this Agreement for an aggregate Purchase Price of $7,000,000, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring 24 months after the expiration of the Commitment Period for the Initial Put Shares.

     Section 1.9 "Common Stock" shall mean the Company's common stock, $0.03 par value per share.

     Section 1.10 "Condition Satisfaction Date" shall have the meaning set forth in Section 6.1 for a Closing for Initial Put Shares and Section 6.2 for a Closing for Secondary Put Shares.

     Section 1.11 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.12 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

     Section 1.13 "Escrow Agent" shall mean the law firm of Ehrenreich Eilenberg Krause & Zivian, LLP or its predecessor, pursuant to the terms of the Escrow Agreement attached as Exhibit A.

     Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Section 1.15 "Initial Maximum Put Amount" on any Put Date for Initial Put Shares shall mean $300,000.

     Section 1.16 "Initial Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice for the Initial Put Shares requiring the Investor to purchase shares of the Company's Common Stock, subject to the terms of this Agreement.

     Section 1.17 "Initial Shares Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Initial Shares to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

         Section 1.18 "Initial Shares Put Notice" shall mean a written notice to the Investor setting forth the number of Initial Put Shares that the Company intends to sell to the Investor, and the Compliance Certification from the Company as attached hereto as Exhibit B.

     Section 1.19 "Initial Put Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of the Initial Put as set forth in this Agreement.

     Section 1.20 "Initial Put Share Floor Price" shall mean a Bid Price of Seventy Five Cents ($0.75) per share of Common Stock.

     Section 1.21 "Investment Amount" shall mean the dollar amount to be invested by the Investor to purchase Put Shares with respect to any Put Date as notified by the Company to the Investor, all in accordance with Section 2.1 hereof.

     Section 1.22 "Market Price" on any given date shall mean the average of the Bid Prices of the Common Stock during the Valuation Period.

     Section 1.23 "Material Adverse Effect" shall mean, since September 30, 1998, any effect on the business, Bid Price, trading volume of the Common Stock, operations, properties, prospects, results of operations, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, individually, or taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, or the Warrants in any material respect.

     Section 1.24 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section 1.25 "Notice of Intention" shall mean the Company's Notice of Intention to make a Put in the form annexed hereto as Exhibit C.

     Section 1.26 "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

     Section  1.27  "Person"  shall  mean  an  individual,   a  corporation,   a
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.28 "Principal Market" shall mean the Nasdaq National Market, Nasdaq Small-Cap Market, or the American Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.29 "Purchase Price" shall mean with respect to (i) the Initial Put Shares, ninety three percent (93%) of the Market Price upon an Initial Shares Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement), and (ii) the Secondary Put Shares, ninety three percent (93%) of the Market Price upon a Secondary Shares Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement).

     Section 1.30 "Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice for either the Initial Put Shares and/or Secondary Put Shares requiring the Investor to purchase shares of the Company's Common Stock, subject to the terms of this Agreement.

     Section 1.31 "Put Date" shall mean the Trading Day in which the Investor receive a Put Notice.

     Section 1.32 "Put Notice" shall mean any Initial Shares Put Notice and any Secondary Shares Put Notice.

     Section 1.33 "Put Shares" shall mean any Initial Put Shares and any Secondary Put Shares, and all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

     Section 1.34 "Registrable Securities" shall mean any of the Secondary Put Shares, and the Warrant Shares (i) in respect of which a Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) which have not been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) the sales of which, in the opinion of counsel to the Company, are subject to any time, volume or manner limitations pursuant to Rule 144(e) (or any similar provision then in effect) under the Securities Act.

     Section 1.35 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor on the Subscription Date annexed hereto as Exhibit D.

     Section 1.36 "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and the Warrants and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section 1.37 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.38 "SEC" shall mean the Securities and Exchange Commission.

     Section 1.39 "Secondary Maximum Put Amount" on any Put Date for Secondary Put Shares shall mean $500,000.

     Section 1.40 "Secondary Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice for the Secondary Put Shares requiring the Investor to purchase shares of the Company's Common Stock, subject to the terms of this Agreement.

     Section 1.41 "Secondary Put Shares Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Secondary Put Shares to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

     Section 1.42 "Secondary Put Notice" shall mean a written notice to the Investor setting forth the number of Secondary Put Shares that the Company intends to sell to the Investor, and the Compliance Certification from the Company as attached hereto as Exhibit E.

     Section 1.43 "Secondary Put Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of the Secondary Put as set forth in this Agreement.

     Section 1.44 "Secondary Put Share Floor Price" shall mean a Bid Price of One ($1.00) per share of Common Stock.

     Section 1.45 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.46 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.47 "SEC Documents" shall mean the Form 10-KSB, Form 10-QSB's, and Form 8-K's, (including all amendments thereto) filed by the Company for a period of at twelve (12) months immediately preceding the date hereof until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section 1.48 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

     Section 1.49 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

     Section 1.50 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

     (a) subdivides or combines its Common Stock;

     (b) pays a dividend in its Capital Stock or makes any other distribution of its Capital Shares;

     (c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

     (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

     (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

         (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

     (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through
(f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Investor at the time of a Put or exercise of the Warrant.

     Section 1.51 "Valuation Period" shall mean with respect to the Purchase Price on any Put Date, the five consecutive Trading Day period commencing on the day that is two Trading Days immediately preceding the Put Date, the Put Date, and the two Trading Days immediately following the Put Date; provided, however, that if a Valuation Event occurs during a Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the sixth Trading Day after the occurrence of such Valuation Event.

     Section 1.52 "Warrants" shall mean the Common Stock Purchase Warrant annexed hereto as Exhibit F.

     Section 1.53 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II
                  Purchase and Sale of Warrants and Put Shares

     Section 2.1 Investments in Put Shares.

     (a) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VI hereof), at anytime during either Commitment Period, the Company may make a Put by the delivery of a Notice of Intention via facsimile (which must be received by the Investor prior to 12:00 p.m. New York time on a Trading Day) to the Investor stating the Company's intention to make a Put, and the Investment Amount of such Put. Within two Trading Days after the Investor has received a Notice of Intention the Company must serve a Put Notice (for either Initial Put Shares or Secondary Put Shares) in the form attached hereto as either Exhibit B or E which must contain the same Investment Amount as was stated in the Notice of Intention. In the event the Company fails to deliver a Put Notice to the Investor within the aforementioned two Trading Day period, the Company, subject to the right of refusal of the Investor (which shall be done in writing to the Company via facsimile), will be obligated to deliver to the Investor 40% of that number of Put Shares included in the Notice of Intention. In such case, the third Trading Day immediately following receipt by the Investor of such Notice of Intention shall be considered a Put Date for the purposes of determining the Purchase Price of such Put Shares, and the Investment Amount shall be 40% of that originally stated in the Notice of Intention. In the event the Company properly serves a Notice of Intention, and properly serves a Put Notice but then fails to comply with the Put provisions contained herein, the Company, subject to the right of refusal of the Investor (which shall be done in writing to the Company via


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

facsimile), will be obligated to deliver to the Investor 40% of that number of Put Shares included in the Put Notice as if the Company had fully complied with such Put Notice. The number of Put Shares that the Investor shall receive pursuant to such Put Notice shall be determined by dividing the Investment Amount specified in the Put Notice by the applicable Purchase Price. The Investment Amount for each Put as designated by the Company in the applicable Put Notice shall not be less than $100,000 nor more than the Initial Maximum Put Amount or the Secondary Maximum Put Amount (as applicable). In the event the Company properly serves upon the Investors a Notice of Intention and a Put Notice as is set forth herein, and is in compliance with all of the terms and conditions set forth herein, and the Investor is unable to pay to the Company the Investment Amount set forth on such Notice of Intention and Put Notice, then the Investor agrees to return to the Company that portion of the Warrants then held by the Investor equal to the number of Warrants (the "Forfeited Warrants") that the Investor would have received pursuant to Section 2.5 below. In this event the Investor agrees to return such portion of the Warrant within five Business Days after the Put Date, and the Company agrees to return any remaining portion of the Warrants to the Investor within five Business Days after receipt of such Warrant(s). In the event the Investor is unable to fund, and hold less Warrants then the Forfeited Warrants, then the Investor agrees to pay to the Company five percent of the Investment Amount that the Investor was unable to fund. In the event the Company fails to comply with either a Notice of Intention, Put Notice, or otherwise fails to comply with the Put procedures set forth herein, on two separate occasions, the Company shall not have the right to serve a Notice of Intention and/or Put Notice upon the Investor any time thereafter. In the event the Investor fails to fund as set forth above, on more than two separate occasions the Company shall not have the right to serve a Notice of Intention and/or Put Notice upon the Investor any time thereafter.

     (b) Maximum Aggregate Purchase of Common Stock. Unless the Company obtains shareholder approval pursuant to the applicable corporate governance rules of the Nasdaq Stock Market (or a written waiver therefrom), the Investor may not be compelled to make a purchase which results in the issuance to the Investor in the aggregate of more than 19.99% of the outstanding shares of Common Stock as a result of the transactions contemplated by this Agreement.

     Section 2.2 Mechanics.

     (a) Put Notice. At any time during the Commitment Period, provided the Company has delivered a Notice of Intention, and all of the conditions set forth in Article VI are satisfied, the Company may deliver a Put Notice to the Investor, subject to the conditions set forth in Article VI below.

     (b) Date of Delivery of Put Notice. A Notice of Intention, and a Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding

     Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Notice of Intention or Put Notice may be deemed delivered, on a day that is not a Trading Day.

     Section 2.3 Put Closings. On each Closing Date for a Put (i) the Company shall deliver to the Escrow Agent one or more certificates, at the Investor's option, representing the Put Shares to be purchased by the Investor pursuant to
Section 2.1 herein, registered in the name of the Investor or, such other name at the Investor's option, and (ii) the Investor shall deliver to escrow the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to the Escrow Agent on or before the Closing Date for each Put. In addition, on or prior to the Closing Date for each Put, each of the Company and the Investor shall deliver to the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the original Common Stock certificates to the Investor shall occur out of escrow in accordance with the conditions set forth above and those contained in the Escrow Agreement.

     Section 2.4 Termination of Investment Obligation. The obligation of the Investor to purchase Put Shares shall terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of five consecutive Trading Days during the Commitment Period, for any reason other than deferrals or suspensions in accordance with the Registration Rights Agreement as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act, or (ii) the Company shall at any time fail to comply with the requirements of Article V below.

     Section 2.5 Warrants. On each Closing Date for a Put, the Company will issue to the Investor Warrants to purchase that number of Warrant Shares equal to the result of the following equation: (Investment Amount of the applicable Put multiplied by 0.10) divided by the Bid Price on the Put Date. The Warrants shall be delivered by the Company to the Escrow Agent, and delivered to the Investor pursuant to the terms of this Agreement and the Escrow Agreement. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

                                   ARTICLE III
                   Representations and Warranties of Investor

     The Investor represents and warrants to the Company that:

     Section 3.1 Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the country of its incorporation or organization and have all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has all right, power and authority to execute and deliver this Agreement on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     Section 3.2 Evaluation of Risks. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

     Section 3.3 Independent Counsel. The Investor acknowledges that it has been advised to consult with their own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the securities issuable hereunder.

     Section 3.4 Investment Intent. The Investor is entering into this Agreement solely for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Put Shares to or through any person or entity. The Investor understands and agrees that it may bear the economic risk of its investment in the securities issuable hereunder for an indefinite period of time.

     Section  3.5  Registration   Rights.   The  parties  have  entered  into  a
Registration Rights Agreement (Exhibit D).

     Section 3.6 No Advertisements. The Investor is not entering into this Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

     Section 3.7 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and accredited investors (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     Section 3.8 Not an Affiliate. The Investor is neither an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         Section 3.9 Shorting Limitation. The Investor agrees that it will only maintain a short position in the Common Stock up to that amount of shares of Common Stock contained in the then most recent Notice of Intention.

                                   ARTICLE IV
                  Representations and Warranties of the Company

     The Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof and as of the Subscription Date:

     Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect.

     Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all Exhibits annexed hereto, and to issue the Put Shares, Warrants, and Warrant Shares, (ii) the execution, issuance and delivery of this Agreement, and all Exhibits annexed hereto, by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors, and (iii) this Agreement, and all Exhibits annexed hereto, have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the securities will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; provided, however, that the securities are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the securities hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

     Section 4.3 Capitalization. The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock, $0.03 par value per share, of which 39,355,843 shares are issued and outstanding, and 1,250,000 shares of Preferred Stock, $0.03 par value per share, of which 1,500 are issued and outstanding. Other than as disclosed in the SEC documents, the Company has no outstanding debt or equity instruments which are convertible into shares of Common Stock. All of the outstanding shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in the SEC Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Put Shares and Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as set forth on Schedule A annexed hereto, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

     Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and such Common Stock is currently listed or quoted on the Nasdaq Small Cap Stock Market. The Company is in full compliance with the listing requirements of the Nasdaq Small Cap Stock Market, and has not received any notification threatening the status of such listing.

     Section 4.5 SEC Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The SEC Documents comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     Section 4.6 Valid Issuances. When issued and payment has been made therefor, the Put Shares, Warrants, and Warrant Shares, sold to the Investor will be duly and validly issued, fully paid, and nonassessable. Neither the issuance of, the Put Shares, Warrants, or Warrant Shares to the Investors pursuant to, nor the Company's performance of its obligations under, this Agreement, and all Exhibits annexed hereto will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Put Shares, Warrants or Warrant Shares, issuable hereunder, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company.

     Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, the Warrants, or the Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Put Shares, Warrants, or the Warrant Shares under the Securities Act.

     Section 4.8 Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof (the "By-Laws").

     Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put
Shares, Warrants, and Warrant Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Put Shares, or Warrants, in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

     Section 4.10 No Material  Adverse  Change.  Since  December  31,  1997,  no
Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents, or as publicly announced.

     Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, that are not disclosed in the SEC Documents or otherwise publicly announced, other than those set forth in the Company's financial statements or as incurred in the ordinary course of the Company's businesses since December 31, 1997, and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

     Section 4.12 No Undisclosed Events or Circumstances. Since December 31, 1997, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.13 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

     Section 4.14 Accuracy of Reports and Information. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the Nasdaq Small Cap Stock Market. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the 1934 Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Put Shares and Warrants (or for such shorter period that the Company has been required to file such material).

     Section 4.15 Acknowledgment of Dilution. The Company is aware and acknowledges that the issuance of the Put Shares and Warrant Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue the Warrant Shares in accordance with the Warrants is unconditional and absolute regardless of the effect of any such dilution.

     Section 4.16 Employee Relations. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

     Section 4.17 Environmental Laws. The Company is (i) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

     Section 4.18 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

     Section 4.19 Board Approval. The board of directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

     Section 4.20 Integration. The Company shall not and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be integrated with the offer or sale of the Put Shares and Warrants in a manner that would require the registration under the Securities Act of the issue, offer or sale of any security of the Company to any investors. The Put Shares and Warrants are being offered and sold pursuant to the terms hereunder, are not being offered and sold as part of a previously commenced private placement of securities.

     Section 4.21 Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business (collectively, the "Intellectual Property Rights") or which the failure to so have would have a Material Adverse Effect. To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

     Section 4.22 Use of Proceeds. The Company represents that the net proceeds from this offering will be used for working capital purposes and capital expenditures.

     Section 4.23 Subsidiaries. Except as disclosed in the Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section 4.24 Registration of Put Shares and Warrant. The Company represents that it has filed a registration statement on Form S-3 (hereinafter referred to as the "Initial Put Shares Registration Statement") with the SEC which includes 3,000,000 shares of Common Stock as being the subject of shelf registration. The Company agrees that it will file an amendment to the Initial Put Shares Registration Statement specifically allotted for the Initial Put Shares and Warrant Shares issuable therewith on or prior to the Subscription Date. The Company further represents that it has not received any notice from the SEC, nor any comments from the SEC, nor is it aware of anything pending, which may threaten the effectiveness of the Initial Put Shares Registration Statement. The Company will maintain Initial Put Shares Registration Statement and the amendment thereto filed under this Section current under the 1933 Act until the earlier of (i) the date that all of the Initial Put Shares (and Warrant Shares associated therewith) have been sold by the Investor pursuant to the Initial Put Shares Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Initial Put Shares (and Warrant Shares) which have been issued may be sold under the provisions of Rule 144, without volume limitation, or (iii) four and one half years after the Subscription Date. All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation, filing and maintaining the effectiveness of Initial Put Shares Registration Statement and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Company shall qualify any of the securities for sale in such states as the Investor reasonably designates and shall furnish indemnification to the Investor as set forth herein. The Company at its expense will supply the Investor with copies of the registration statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Investor. The Company agrees that is will respond to any and all comments, questions, or inquiries, by the SEC concerning Initial Put Shares Registration Statement or any amendment thereto within five Business Days of receiving same, and will declare the Initial Shares Registration Statement or any amendment thereto effective within three Business Days after being informed by the SEC that it may do so.


                                    ARTICLE V
                            Covenants of the Company

     Section 5.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section 5.2 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of Common Stock upon exercise of the Warrants, and the Put Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the minimum Purchase Price and exercise price therefor under the terms of this Agreement, and the Warrants respectively. The number of shares of Common Stock so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Warrants.

     Section 5.3 Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares and the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Put Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company will comply with the listing and trading requirements of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. In the event the Company receives notification from Nasdaq or any other controlling entity stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will take all action necessary to bring the Company within compliance with all applicable listing standards of the Principal Market.

     Section 5.4 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

     Section 5.5 No Legend. The certificates evidencing the Put Shares and Warrant Shares to be sold by the Company to the Investor shall not contain any restrictive legend.

     Section 5.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

     Section 5.7 Additional SEC Documents. The Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

     Section 5.8 Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

     Section 5.9 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section 5.10 Issuance of Put Shares and Warrant Shares. The issuance of the Put Shares and the Warrant Shares pursuant to exercise of the Warrant shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law. Issuance of the Warrant Shares pursuant to exercise of the Warrant shall be made in accordance with the provisions and requirements under the Securities Act and any applicable state securities law.

     Section 5.11 Legal Opinion. The Company's independent counsel shall deliver to the Investor upon execution of this Agreement, and upon the expiration of each fiscal quarter thereafter until the expiration of the Commitment Period, an opinion in the form of Exhibit G annexed hereto (as conformed for the issuance of the Warrants, as applicable). The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to exercise the Warrants.

     Section 5.12 20% Rule Limitation. If required by the Principal Market, or otherwise on the market or exchange on which the Company's Common Stock is then listed, the Company shall call a meeting of its shareholders, to be held no later than 60 calendar days after the Subscription Date, seeking shareholder approval of the below market issuances of shares of Common Stock (and securities convertible into and exercisable for Common Stock) to the Investor in excess of 20% of the number of shares of Common Stock outstanding as of

Subscription Date. In the event that the aforementioned proposal is not so approved with such 60 calendar day period, the Company shall seek a waiver from the Principal Market for such below market issuances. In the event the Company does not receive such waiver within the earlier of ten calendar days after the aforementioned shareholders meeting, or 70 calendar days after the Subscription Date, the Company shall delist the Common Stock from the Principal Market.

     Section 5.13 Notice of Breaches. Each of the Company on the one hand, and the Investor on the other, shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in this Agreement or any Exhibit annexed hereto, to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto. Notwithstanding the generality of the foregoing, the Company shall promptly notify the Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement or any Exhibit annexed hereto, violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the Investor a copy of any written statement in support of or relating to such claim or notice.

     Section 5.14 Transfer of Intellectual Property Rights. Except in the ordinary course of the Company's business consistent with past practice or in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).


                                   ARTICLE VI
            Conditions to Delivery of Puts and Conditions to Closing

     Section 6.1 Conditions Precedent to an Initial Put Share Closing.

     (a) The obligation hereunder of the Company to issue and sell the Initial Put Shares to the Investor incident to each Initial Put Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

     (i) The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

     (ii) The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     (b) The right of the Company to deliver a Notice of Intention (in connection with an Initial Shares Put Notice) and an Initial Put Notice and the obligations of the Investor hereunder to acquire and pay for the Initial Put Shares incident to a Closing for the Initial Put Shares is subject to the satisfaction, on (i) the date of delivery of such Notice of Intention, (ii) the date of delivery of such Initial Put Notice, and (iii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

     (i) Registration of the Common Stock with the SEC. The Company shall have filed an amendment to the Initial Put Shares Registration Statement (including any amendment thereto) specifically allotted for the Initial Put Shares and Warrant Shares issuable therewith and on each Condition Satisfaction Date the Initial Shares Registration Statement shall contain at least that amount of Initial Put Shares contained in the Initial Put Notice, and the number of Warrant Shares issuable therewith. The Initial Put Shares Registration Statement (including any amendment thereto) shall have previously become effective and shall remain effective on each Condition Satisfaction Date for Initial Put Shares, and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Initial Put Shares Registration Statement (including any amendment thereto), or that the SEC otherwise has suspended or withdrawn the effectiveness of the Initial Put Shares Registration Statement (including any amendment thereto), either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Initial Put Shares Registration Statement (including any amendment thereto) or related prospectus shall exist. The Initial Put Shares Registration Statement (including any amendment thereto) must remain effective during the five Trading Days immediately preceding the date in which a Notice of Intent is received by the Investor, and each Initial Shares Put Date.

     (ii) Authority. The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Initial Put Shares, or shall have the availability of exemptions therefrom. The sale and issuance of the Initial Put Shares shall be legally permitted by all laws and regulations to which the Company is subject.

     (iii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each
     Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

     (iv) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (v) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

     (vi) Adverse Changes. Since the Subscription Date, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

     (vii) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) is not suspended by the SEC or the Principal Market, and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Initial Put Shares Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any notice threatening the listing of the Common Stock on the Principal Market.

     (viii) 4.99% Percent Limitation. On each Closing Date for Initial Put Shares, the number of Initial Put Shares then to be purchased by the Investor will not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 4.99% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Initial Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 4.99% of the Common Stock following such Closing. Then, in such event, the Company would reduce that number of Initial Put Shares so issuable so that it would not exceed the aforementioned 4.99% limitation. The Investor shall notify the Company as soon as possible, but in any event within three Business Days of receiving an Initial Put Notice, if the Investor believes Investor's purchase of the Initial Put Shares specified in the Initial Put Notice would result in the Investor exceeding the 4.99% limitation described above.

     (ix) Minimum Bid Price. The Bid Price equals or exceeds the Initial Put Floor Price during the applicable Valuation Period (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

     (x) Minimum Average Trading Volume. The average trading volume for the Common Stock over the previous 30 consecutive Trading Days immediately preceding the Trading Day the Investor receives a Notice of Intention exceeds 130,000 shares per Trading Day.

     (xi) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing Initial Put Shares Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice of Intention is deemed delivered).

     (xii) Trading Cushion. At least five Trading Days shall have elapsed since the preceding Initial Shares Put Date.

     (xiii) Escrow Agreement. The parties hereto shall have entered into a mutually acceptable escrow agreement to hold the Common Stock and Warrants issuable upon each Closing Date for Initial Shares Put Notice and the Purchase Prices due hereunder, which shall remain in full force and effect as of the Condition Satisfaction Date.

     (xiv) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section, including, without limitation, a certificate (in the form of Exhibit B) executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

     Section 6.2 Conditions Precedent to a Secondary Put Share Closing.

     (a) The obligation hereunder of the Company to issue and sell the Secondary Put Shares to the Investor incident to each Secondary Put Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

     (i) The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

     (ii) The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     (b) The right of the Company to deliver a Notice of Intention (in connection with an Secondary Shares Put Notice) and a Secondary Put Notice and the obligation of the Investor hereunder to acquire and pay for the Secondary Put Shares incident to a Closing for the Secondary Put Shares is subject to the satisfaction, on (i) the date of delivery of such Notice of Intention, (ii) the date of delivery of such Secondary Put Notice, and (iii) on each Condition Satisfaction Date for the Secondary Put Shares, of each of the following conditions:

     (i) Registration of the Common Stock with the SEC. The Registration Statement shall contain at least that amount of Secondary Put Shares contained in the Secondary Put Notice and that number of Warrant Shares issuable therewith. The Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date for Secondary Put Shares, and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement, or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must remain effective during the five Trading Days immediately preceding the date in which a Notice of Intent is received by the Investor, and each Secondary Shares Put Date.

     (ii)   Authority.   The  Company   shall  have  obtained  all  permits  and
     qualifications required by any state for the offer and sale of the Secondary Put Shares, or shall have the availability of exemptions therefrom. The sale and issuance of the Secondary Put Shares shall be legally permitted by all laws and regulations to which the Company is subject.

     (iii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each
     Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

     (iv) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

     (v) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

     (vi) Adverse Changes. Since the Subscription Date, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

     (vii) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) is not suspended by the SEC or the Principal Market, and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Secondary Put Shares Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any notice threatening the listing of the Common Stock on the Principal Market.

     (viii) 4.99% Percent Limitation. On each Closing Date for Secondary Put Shares, the number of Secondary Put Shares then to be purchased by the Investor will not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 4.99% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Secondary Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 4.99% of the Common Stock following such Closing. Then, in such event, the Company would reduce that number of Secondary Put Shares so issuable so that it would not exceed the aforementioned 4.99% limitation. The Investor shall notify the Company as soon as possible, but in any event within three Business Days of receiving a Secondary Put Notice, if the Investor believes Investor's purchase of the Secondary Put Shares specified in the Secondary Put Notice would result in the Investor exceeding the 4.99% limitation described above.

     (ix) Minimum Bid Price. The Bid Price equals or exceeds the Secondary Put Floor Price during the applicable Valuation Period (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

     (x) Minimum Average Trading Volume. The average trading volume for the Common Stock over the previous 30 consecutive Trading Days immediately preceding the Trading Day the Investor receives a Notice of Intention for the Secondary Put Shares exceeds 130,000 shares per Trading Day.

     (xi) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice of Intention is deemed delivered).

     (xii) Trading Cushion. At least 30 calendar days shall have elapsed since the preceding Secondary Shares Put Date.

     (xiii) Escrow Agreement. The parties hereto shall have entered into a mutually acceptable escrow agreement to hold the Common Stock and Warrants issuable upon each Closing Date for a Secondary Shares Put Notice and the Purchase Prices due hereunder, which shall remain in full force and effect as of the Condition Satisfaction Date.

     (xiv) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section, including, without limitation, a certificate (in the form annexed hereto as Exhibit E) executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

                                   ARTICLE VII
         Due Diligence Review; Non-Disclosure of Non-Public Information

         Section 7.1 Due Diligence Review. The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the

Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 7.2 Non-Disclosure of Non-Public Information

     (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

     (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII
                           Choice of Law/Jurisdiction

     Section 8.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                   ARTICLE IX
                             Assignment; Termination

     Section 9.1 Assignment. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person, and upon the prior written consent of the Company, which consent shall not unreasonably be withheld, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III.

     Section 9.2 Termination. This Agreement shall terminate upon (i) the date, after the expiration of the Commitment Period for the Secondary Put Shares, in which the Investor no longer own any of the Put Shares and/or Warrants and/or Warrant Shares; or (ii) the loss of the right of the Company to serve a Put Notice pursuant to Section 2.1 (a) and/or Section 2.4 herein; provided, however, that in the event of (ii) above, and the Investor owns any of the Put Shares and/or Warrants and/or Warrant Shares, the provisions of Articles I, III, IV, V, VI, VII, VIII, IX, X, and XI shall survive the termination of this Agreement.

                                    ARTICLE X
                                     Notices

     Section 10.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

          Pharmos Corporation
          33 Wood Avenue South, Suite 466
          Iselin, NJ 08830
          Attention: Chief Financial Officer
          Facsimile: (732) 603-3526
          Telephone: (732) 603-3532

     If to the Investor:

          Dominion Capital Fund, Ltd.
          c/o Citco Fund Services
          Bahamas Financial Center, 3rd Floor
          Shirley & Charlotte Streets
          CB 13136
          Nassau, Bahamas
          Telephone: (242) 356-5928
          Facsimile: (242) 356-0223

     Either party hereto may from time to time change its address or facsimile number for notices under this Section by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

                                   ARTICLE XI
                                  Miscellaneous

     Section 11.1 Counterparts/Facsimile/Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

     Section 11.2 Entire Agreement. This Agreement, the Exhibits or Attachments hereto, which include, but are not limited to the Warrants, the Escrow Agreement, and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof.

The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

     Section 11.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

     Section 11.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 11.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 11.6 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Warrants, Warrant Shares, or Put Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

     Section 11.7 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay: (i) upon the earlier to occur of (A) December 31, 1998, or (B) upon the first closing for Initial Put Shares (such amount to be paid prior to all other fees, and to be paid out of escrow at the Closing of such Put), $15,000 to The Goldstein Law Group PC; (ii) on the first Closing Date for Put Shares to Jesup & Lamont Securities Corporation, (A) 1.5% of the Commitment Amount, (B) 3.5% of the aggregate Investment Amount for such Put, and (C) $20,000; and (iii) on each subsequent Closing Date for Put Shares 1.75% of the aggregate Investment Amount of such Put to Jesup & Lamont Securities Corporation, and 1.75% of the aggregate Investment Amount of such Put to Caldwell Capital Corp.

     Section  11.8   Confidentiality.   If  for  any  reason  the   transactions
contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

     Section 11.9 Approvals. Neither the Company, nor the Investor, is aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the securities.

     Section 11.10 Indemnification. Each of the Company and the Investor agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line
of  Credit  Agreement  to  be  executed  by  the  undersigned,   thereunto  duly
authorized, as of the date first set forth above.

Agreed to and Accepted as of the
10th day of December, 1998

PHARMOS CORPORATION


By  /s/ Robert W. Cook
    ------------------

                                    DOMINION CAPITAL FUND, LTD.

                                    By /s/ Inter Caribbean Service (Bahamas)
                                       -------------------------------------
                                       Inter Caribbean Service (Bahamas) Ltd.

                                   SCHEDULE A

Agis Industries (1983) Ltd. owns more than 5% of the outstanding Common Stock pursuant to a Form 13G filed with the SEC.

                                                                       EXHIBIT A

                                ESCROW AGREEMENT


     THIS AGREEMENT is made as of the 10th day of December, 1998 by and among PHARMOS CORPORATION, with its principal office at 33 Wood Avenue South, Suite 466, Iselin, New Jersey 08830, (hereinafter the "Company"), Dominion Capital Fund, Ltd., c/o Citco Fund Services, Bahamas Financial Center, 3rd Floor, Shirley & Charlotte Streets, CB 13136, Nassau, Bahamas (hereinafter referred to as the "Investor"), and Ehrenreich Eilenberg Krause & Zivian, LLP, 11 East 44th Street, New York, New York 10017 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Investor will be purchasing, Common Stock (in the form of Put Shares) and Warrants (together with the Put Shares hereinafter referred to as the "Securities") from the Company at a purchase price as set forth in a Private Equity Line Of Credit Agreement (the "Equity Line Agreement") dated as of December 10, 1998, which will be issued as per the terms contained herein and in the Equity Line Agreement executed by the Company and the Investor; all capitalized terms not defined herein shall have the definition as set forth in the Equity Line Agreement; and

     WHEREAS, it is intended that the purchase of Securities be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

     WHEREAS, the parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities; and

     WHEREAS, the Company has requested that the Escrow Agent (i) hold the applicable Purchase Price in escrow until the Escrow Agent has received the Put Shares and Warrants issuable upon each Closing Date for a Put. The Escrow Agent will then immediately wire transfer or otherwise deliver payable to the Company and at the Company's discretion immediately available funds payable to the Company's account and arrange for delivery of the Put Shares and Warrants to the Investor as per the terms and conditions in the Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE 1

                     TERMS OF THE ESCROW FOR THE PUT SHARES

     1.1 Upon Escrow Agent's receipt of confirmation in writing that the Company has properly served a Notice of Intention and Put Notice in accordance with the Agreement, and once it has received the Purchase Price for the Put Shares which are the subject of such Put Notice into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

     1.2 The Company, upon Escrow Agent's of the Purchase Price, shall deliver to the Escrow Agent the Put Shares being purchased pursuant to such Put Notice and the Warrants to be issued pursuant to the terms of the Equity Line Agreement. The Escrow Agent shall then communicate with the Company to confirm the validity of their issuance.

     1.3 Once the Escrow Agent confirms the validity of the issuance of the Put Shares and Warrants, he shall immediately wire that amount of funds to the Company as necessary to purchase the Put Shares and Warrants per the written instructions of the Company. The Company will furnish the Escrow Agent with a "Net Letter" directing the payment of fees as per the terms of the Equity Line Agreement out of the escrowed proceeds. Such fees are to be remitted in accordance with wire instructions that will be sent to the Escrow Agent from the parties set forth in the Equity Line Agreement, with the net balance payable to the Company. Once the funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from the Investor.

                                    ARTICLE 2

                                  MISCELLANEOUS

     2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

     (a)  Pharmos Corporation
          33 Wood Avenue South, Suite 466
          Iselin, New Jersey 08830
          Attention:  Chief Financial Officer
          Telephone: (732) 603-3526
          Facsimile: (732) 603-3532

     (b)  Ehrenreich Eilenberg Krause & Zivian, LLP
          11 East 44th Street
          New York, NY  10017
          Attention: Jeff Abbey, Esq.
          Telephone:  (212) 986-2468
          Facsimile:  (212) 986-2399

     (c)  Dominion Capital Fund, Ltd.
          c/o Citco Fund Services
          Bahamas Financial Center, 3rd Floor
          Shirley & Charlotte Streets
          CB 13136
          Nassau, Bahamas
          Telephone: (242) 356-5928
          Facsimile: (242) 356-0223

     or to such other person at such other place as shall designated in writing;

     2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

     2.4 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

     2.6 This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.


     2.7 This Agreement may be altered or amended only with the written consent of all of the parties hereto. Should the Company, or the Investor, attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Investor in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, its only duty, until receipt of notice from the Company and the Investor or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the funds. Upon receipt by the Escrow Agent of said notice from the Company and the Investor of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the funds, the Escrow Agent shall promptly thereafter transfer all of the funds held in escrow to said successor escrow agent. Immediately after said transfer, the Escrow Agent shall furnish the Company and the Investor with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company, or the Investor after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investor to transfer the funds to a successor escrow agent or to return same to the respective parties.

     2.8 The Escrow Agent shall be reimbursed by the Company and the Investor for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

     2.9 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

     2.10 The Company and the Investor warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

          (i) there is no security interest in the Securities or any part thereof;

          (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

          (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the
          Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

     2.11 The Escrow Agent in its capacity as such has no liability hereunder to either party other than to hold the funds and the Securities and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent in its capacity as such from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.
















                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.




PHARMOS CORPORATION


By__________________________


                                       DOMINION CAPITAL FUND, LTD.


                                       By__________________________


                                       EHRENREICH EILENBERG KRAUSE & ZIVIAN, LLP
                                         Escrow Agent


                                       By__________________________
                                         Jeff Abbey

                                                                       EXHIBIT B

              INITIAL SHARES PUT NOTICE AND COMPLIANCE CERTIFICATE
                               Pharmos Corporation

     The undersigned, ______, hereby certifies, with respect to shares of common stock of Pharmos Corporation (the "Company") issuable in connection with this Initial Shares Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to the Equity Private Line Of Credit Agreement (the "Agreement"), as follows:

1. The undersigned is the duly elected ______ of the Company.

2. The representations and warranties of the Company set forth in the Agreement dated as of ________, are true and correct in all material respects as though made on and as of the date hereof.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4. The Investment Amount is $____________.


The undersigned has executed this Certificate this ____ day of ________, ___.


                                                 Pharmos Corporation

                                                 By_____________________________

                                                                       EXHIBIT C


                        NOTICE OF INTENTION TO MAKE A PUT
                               Pharmos Corporation

     Please be advised that Pharmos Corporation intends to serve a Put Notice for Initial/Secondary (Circle One) Put Shares in an investment amount of $______, within two business days after the date hereof, and the Company has satisfied all of the conditions necessary pursuant to the Equity Private Line Of Credit Agreement in order to serve this notice.



                                                 Pharmos Corporation

Dated:____________                               By_____________________________

                                                                       EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated the 10th day of December, 1998, between Dominion Capital Fund, Ltd., c/o Citco Fund Services, Bahamas Financial Center, 3rd Floor, Shirley & Charlotte Streets, CB 13136, Nassau, Bahamas, or its permitted assigns (referred to as the "Holder"), and PHARMOS CORPORATION, a corporation incorporated under the laws of the State of Nevada, and having its principle place of business at 33 Wood Avenue South, Suite 466, Iselin, New Jersey 08830 (the "Company").

     WHEREAS, the Holder is purchasing from the Company, pursuant to the Private Equity Line of Credit Agreement dated the date hereof (the "Equity Line Agreement"), shares of Common Stock and Warrants (hereinafter collectively referred to as the "Securities" of the Company); All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Equity Line Agreement; and

     WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the securities set forth in the Equity Line Agreement.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Secondary Put Shares and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination,
(i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

     Section 2. Restrictions on Transfer. The Holder acknowledges and understands that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Registrable Securities or the Securities may be made by the Holder in the absence of (i) an opinion of counsel to the Holder that such transfer may be made without registration under the 1933 Act or (ii) such registration.

     Section 3. Registration Rights.

          (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC") a registration statement (on Form S-3, or other appropriate registration statement) under the 1933 Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act.

          (b) The Company will maintain the Registration Statement, or post-effective amendment filed under this Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the applicable Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) four years after the Effective Date for the Registration Statement.

          (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holder shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as the Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. The Company, at its expense, will supply the Holder with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

          (d) The Company shall not be required by this Section 3 to include the Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

          (e) No provision contained herein shall preclude the Company from selling securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this Section 3.

          (f) The Company agrees that it shall request acceleration of effective of the Registration Statement from the SEC and will declare the
     Registration Statement effective within three Business Days after being informed by the SEC that it may do so. The Company also agrees that it shall respond to any questions and/or comments from the SEC which relate to the Registration Statement within ten Business Days of receipt of such question or comment.

     Section 4. Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

     Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

          (a) prepare and file with the SEC such amendments and supplements to the registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

          (b) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

          (c) register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

          (d) list such securities on the Nasdaq Small Cap Stock Market or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or Nasdaq;

          (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

          (f) notify the Holder of Registrable Securities covered by the Registration Statement any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     Section 6. Information by Holder. The Holder of Registrable Securities included in any registration statement shall furnished to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

     Section 7. Assignment. The rights granted the Holder under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to the Holder (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

          (a) all such Holder's securities subject to this Agreement have been registered;

          (b) all of such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 (without volume limitation) promulgated by the SEC pursuant to the Securities Act;

     Section 9. Indemnification.

          (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

     Section 10. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable

Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or
(iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

     (a)  If to the Company:

          Pharmos Corporation
          33 Wood Avenue South, Suite 466
          Iselin, New Jersey 08830
          Attention: Chief Financial Officer
          Facsimile: (732) 603-3532
          Telephone: (732) 603-3526

     (b)  If to the Holder:

          DOMINION CAPITAL FUND, LTD.
          c/o Citco Fund Services
          Bahamas Financial Center, 3rd Floor
          Shirley & Charlotte Streets
          CB 13136
          Nassau, Bahamas
          Telephone: (242) 356-5928
          Facsimile: (242) 356-0223

     Notices shall be deemed given at the time they are delivered personally or five calendar days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two calendar days after such facsimile is sent.

     Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 14. Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

     Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.


Attest:                                          PHARMOS CORPORATION


By:_________________________                     By:____________________________
   Name:                                            Name:
   Title:                                           Title:


                                                 DOMINION CAPITAL FUND, LTD.


                                                 By_____________________________

                                                                       EXHIBIT F

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                          COMMON STOCK PURCHASE WARRANT

No. __

                  To Purchase ______ Shares of Common Stock of

                             PHARMOS COMMUNICATIONS

     THIS CERTIFIES that, for value received, ______________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to ____________ (the "Termination Date") but not thereafter, to subscribe for and purchase from PHARMOS CORPORATION, a Nevada corporation (the "Company"), ________ ( ) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be _____ (which shall be equal to 125% of the closing bid price of the Common Stock on the Principal Market, on the Trading Day immediately preceding the Put Closing Date, as defined in the Private Equity Line of Credit Agreement). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Private Equity Line of Credit Agreement dated December 10, 1998 (the "Agreement") entered into between the Company, the Investor. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

     1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in below, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased. Notwithstanding the foregoing, the Investor agrees that it shall not be permitted to exercise any portion of this Warrant that will result in the Investor, when aggregated with all other shares of Common Stock then owned by such Investor beneficially or deemed beneficially owned by such Investor, would result in any Investor owning more than 4.99% of all of such Common Stock as, as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder. In no way shall this limitation be construed to limit the Investor's right to exercise the Warrant into more than such 4.99% over time.

     4.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant.

     5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

     6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

     7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

     8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

     9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     11. Effect of Certain Events. If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, and in case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

     12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following: in case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     13. Voluntary Adjustment by the Company. The Company may at its warrant, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. Notice of Adjustment. Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASDAQ Small Cap Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

     16. Miscellaneous.

          (a) Issue Date; Choice of Law; Venue; Jurisdiction. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

          (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A
          TRANSACTION   THAT  IS  EXEMPT   FROM,   OR  NOT   SUBJECT   TO,  SUCH
          REGISTRATION".

          (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:

                                               PHARMOS CORPORATION


                                               By ______________________________
                                                  Name:
                                                  Title:

                               NOTICE OF EXERCISE



To:  PHARMOS CORPORATION

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of PHARMOS CORPORATION pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                         -------------------------------
                         (Name)

                         -------------------------------
                         (Address)

                         -------------------------------


Dated:

------------------------------
Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________________________.



________________________________________________________________________________

                                                    Dated: ____________________,


                         Holder's Signature: ___________________________________

                         Holder's Address:   ___________________________________

                                             ___________________________________



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT G

                           Form of Opinion of Counsel

     (i) The Company is incorporated and validly existing in the jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

     (ii) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Company, which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Company.

     (iii) To counsel's knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

     (iv) To counsel's knowledge, there is no action, suit, proceeding or investigation by the Company currently pending.

     (v) The Common Stock and Warrants which shall be issued at each Put Closing, will be duly authorized and validly issued under the laws of the Company's State of Incorporation.

     (vi) This Agreement, the issuance of the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable

     (vii) The issuance of the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

     (viii) Assuming the accuracy of the representations and warranties of the Company and the Investors set forth in this Agreement, the offer, issuance and sale of the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares, to be issued upon exercise to the Investors pursuant to this Agreement are exempt from the registration requirements of the Securities Act.

     (ix) The authorized capital stock of the Company consists of _____ shares of Common Stock, $0.03 par value per share, of which _____ are outstanding, _______ shares of non-voting Preferred Stock, _____ par value, of which _____ shares of non-voting Preferred Stock, ___ par value, have been designated Series
__ Convertible Preferred Stock, _____ of which are outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

     (x) The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof.

     (xi) The Company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company and to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

     (xii) To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over the Company or any of its property.



                                       2